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                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      We hereby consent to the use in the PMC International, Inc. registration statement on Form S-2 of our report dated April 12, 1996 accompanying the consolidated financial statements of PMC International, Inc. for the years ended December 31, 1995 and 1994 which is part of the registration statement and to the reference to us under the heading "Experts" in such registration statement.


                                         /s/ Spicer, Jeffries & Co.


February 6, 1997